THE DUNHAM FUNDS

Dunham Corporate/Government Bond Fund-

(a series of AdvisorOne Funds)

Supplement dated September 11, 2007 to

The Statement of Additional Information dated February 28, 2007

The Board of Trustees has approved a change in the fulcrum fee payable to SCM Advisors LLC (formerly Seneca Capital Management LLC), the Sub-advisor to the Dunham Corporate/Government Bond Fund effective September 1, 2007.  The sub-advisory fulcrum fee range was changed from 0.00%-0.50% to 0.20%-0.50%.  As a result, the “Investment Adviser” section on page 33 of the Statement of Additional Information has been revised as set for the below.  For more information about the fulcrum fee arrangement, see “Management of the Funds” in the Prospectus.

The following supersedes any contrary information contained in the Fund’s current Statement of Additional Information.

INVESTMENT ADVISER

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the Sub-Adviser a fulcrum fee.   The Adviser receives only its fixed portion of the management fee, as approved by Shareholders at the Trust’s Shareholder meeting held on June 23, 2006.  Effective September 1, 2007, the Dunham Corporate/Government Bond Fund’s Sub-Adviser is compensated based on its performance and the sub-advisory agreement is a fulcrum fee arrangement, as follows:

Fund:	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%

This Supplement dated September 10, 2007, the existing Class A Prospectus dated December 31, 2006, and the existing Class C and Class N Prospectuses dated February 28, 2007(as supplemented), provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 28, 2007 (as revised May 22, 2007) have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1-888-3DUNHAM (338-6426).